SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 23, 2003
                                                 ----------------


                                    FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


           North Carolina               0-13823                  56-1456589
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(State or Other Jurisdiction        (Commission File            (IRS Employer
   of Incorporation)                     Number)             Identification No.)


      101 Sunset Avenue,              Asheboro, North Carolina          27203
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, Including Area Code        (336) 626-8300
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibit is furnished with this report on Form 8-K:

    99.1 - Press release issued by FNB Corp. on October 23, 2003.

ITEM 12.  Results of Operations and Financial Condition

         On October 23, 2003, FNB Corp. issued an earnings release announcing the results of operations for the quarter ended September 30, 2003. A copy of FNB's earnings release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by FNB under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FNB CORP.


Date: October 23, 2003             By  /s/ Jerry A. Little
                                       ----------------------------------------
                                       Jerry A. Little
                                       Treasurer and Secretary
                                       (Principal Financial and
                                       Accounting Officer)